INTERFACE, INC.
                          LONG-TERM CARE INSURANCE PLAN

             ARTICLE I. ESTABLISHMENT AND INTERPRETATION OF THE PLAN

        Section 1.1 ESTABLISHMENT. On December 14, 2005, Interface, Inc. (the "Company") hereby amends and restates the Interface Fabrics Group, Inc. Long-Term Care Insurance Plan and renames it as the Interface, Inc. Long-Term Care Insurance Plan (the "Plan"), which is a welfare benefit plan providing long-term care insurance for the exclusive benefit of Eligible Employees of the Company and other entities that adopt the plan (the "Participating Companies") and their Spouses (spousal coverage is at the expense of the Eligible Employee.) As of the Effective Date, this Plan replaces and supersedes any and all similar plans or programs sponsored or maintained by the Participating Companies, in whole or in part, for the benefit of Eligible Employees.

        Section 1.2 PURPOSE. The purpose of the Plan is to provide to Eligible Employees and their Spouses certain welfare benefits described herein. The Plan is intended to meet all applicable requirements of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended. The long-term care insurance policies provided through the Plan are intended to be qualified long-term care insurance contracts as defined under Section 7702B(b) of the Internal Revenue Code of 1986, as amended.

                   ARTICLE II. DEFINITIONS, GENDER AND NUMBER

        Section 2.1 DEFINITIONS. Whenever used in the Plan, the following words and phrases shall have the meanings set forth below unless the context plainly requires a different meaning, and when the defined meaning is intended, the term is capitalized:

                (a) "Affiliate" means any entity that is required to be aggregated with the Company pursuant to Code section 414(b), (c), (m) or
        (o).

                (b) "Board" means the board of directors of the Company as constituted at the relevant time.

                (c) "Claims Administrator" means the Insurer or other entity designated by the Plan Administrator as having responsibility for determining claims and appeals for benefits under the Plan.

                (d) "Committee" means the Long-Term Care Administrative Committee as described in Article VII. The Company has designated that the Committee perform various plan administrative duties on its behalf.

                (e) "Company" means Interface, Inc., and its successors that adopt the Plan.

                (f) "Effective Date" means January 1, 2006, the effective date of this amendment and restatement.

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                (g)     "Eligible Employee" means a person who (i) receives
        remuneration for performing services for a Participating Company in the conduct of the Participating Company's regular business, (ii) is a common law employee of the Participating Company and (iii) is a regular full-time salaried employee for a Participating Company who is normally scheduled to work 30 hours or more per week, provided that the employee is on the U.S. payroll of the Participating Company. In addition, the Committee may establish different tiers of coverage and benefits for Eligible Employees, as described in the Summary Plan Descriptions for those tiers.

                (h) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                (i) "Insurer" means the insurance company or companies issuing the policy or policies providing benefits under the Plan.

                (j) "Internal Revenue Code" or "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute. References to an Internal Revenue Code section shall be deemed to be that section or to any successor to that section.

                (k) "Participant" means an Eligible Employee or Spouse who has satisfied the participation requirements of Article III.

                (l) "Participating Company" means the Company, any Affiliate, or other related company that participates in the Plan and is designated by the Committee as a Participating Company. The Participating Companies so designated by an authorized officer of the Company are listed in Appendix A hereto, along with their effective date of participation in the Plan.

                (m) "Plan" means the Interface, Inc. Long-Term Care Insurance Plan, as set forth herein and as may be amended or restated from time to time.

                (n) "Plan Administrator" means the Company, unless another entity or person is appointed by the Company to administer the Plan pursuant to Section 7.5. With respect to benefits that are provided on a fully-insured basis, the Insurer or its designee shall act as Plan Administrator.

                (o) "Plan Year" means the twelve (12) consecutive month period ending each December.

                (p) "Policy" means the long-term care insurance policy or policies issued by the Insurer and providing benefits to Participants.

                (q) "Schedules" or Schedules of Benefits" means the schedules set forth in the Summary Plan Description and other related documents such as the Policy or other insurance contracts describing the long-term care insurance benefits provided under the Plan, which Schedules are incorporated by reference into the Plan.

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                (r)     "Spouse" means the Eligible Employee's lawful spouse.

                (s) "Summary Plan Description" means, collectively, the summaries which, together with the Schedules, describe the long-term care insurance benefits available under the Plan and which constitute the "summary plan description" as defined in ERISA Section 102 for those benefits. The Summary Plan Descriptions are incorporated by reference into the Plan.

        Section 2.2 GENDER AND NUMBER. Pronoun references in the Plan shall be deemed to be of any gender relevant to the context, and words used in the singular may also include the plural.

                   ARTICLE III. ELIGIBILITY AND PARTICIPATION

        Section 3.1 ELIGIBILITY FOR CERTAIN BENEFITS. Based on such factors as worker classification, an Eligible Employee and his or her Spouse will be eligible to participate in certain benefits in accordance with the terms of the Summary Plan Descriptions, subject to applicable underwriting requirements.

        Section 3.2 COMMENCEMENT OF PARTICIPATION. An Eligible Employee shall become a Participant in the Plan as of the date designated by the Committee, provided the Eligible Employee or Spouse satisfies all the conditions set forth in Section 3.3, and as described in more detail in the appropriate Summary Plan Description.

        Section 3.3 PARTICIPATION CONDITIONS. As a condition to participation and receipt of benefits under the Plan, an Eligible Employee or Spouse agrees to:

                (a) Furnish to the Insurer any required application to participate provided for in Section 3.4 within the required time frame;

                (b) Observe all rules and regulations implementing the Plan and satisfy any requirements of an Insurer, including any underwriting criteria, as a condition of issuing the Policy;

                (c) Consent to inquiries by the Insurer as provided under the Policy;

                (d) Submit to the Company or such other agents as the Company may designate, all reports, bills and other information which the Company may reasonably require; and

                (e) Agree to make any required contributions to the Plan as described in Section 4.1.

        Section 3.4 APPLICATION TO PARTICIPATE. Each Eligible Employee or Spouse shall execute and deliver to the Insurer, if required, a written application by which the Eligible Employee or Spouse applies to participate in the Plan and supply any other pertinent information that the Insurer reasonably requires.

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        Section 3.5     TERMINATION OF PARTICIPATION. In the event a Participant
terminates employment for whatever reason, or otherwise ceases to be an Eligible Employee, the Participant shall cease to be a Participant in the Plan as of that date consistent with the Policy. The former Participant may continue to receive long-term care coverage by paying any required premium directly to the Insurer, if so permitted under the terms of the Policy.

                        ARTICLE IV. FUNDING AND BENEFITS

        Section 4.1 COMPANY AND EMPLOYEE CONTRIBUTIONS. The Participating Company may bear the total cost of coverage for Eligible Employees under the Plan, or the Eligible Employee may be required to share the cost of his or her coverage under the Plan. (The Eligible Employee pays for any such applicable costs for his or her own coverage under the Plan through after-tax payroll deductions or other means approved by the Committee.) The Eligible Employee pays the entire cost of coverage under the Plan for the Eligible Employee's Spouse through after-tax payroll deductions or other means approved by the Committee.

        Section 4.2 FUNDING. The premiums required under the Plan are funded by Eligible Employee and Participating Company contributions. Benefits are provided exclusively through Policies. A Participating Company shall pay to the Insurer when due all premiums required to maintain such insurance in force, including any required Participant contributions while the Eligible Employee is a Participant in the Plan. Nothing herein requires a Participating Company or the Plan Administrator to contribute to the Plan, or to maintain any fund or segregate any amount for the benefit of any Participant, except to the extent specifically required hereunder. No Participant shall have any rights to, or interest in, the assets of a Participating Company. The Company reserves the right, in its sole discretion, to change or terminate its contributions to the Plan at any time.

                              ARTICLE V. BENEFITS

        The Plan provides for long-term care benefits as described in the Policy provided to the Participant, which Policy is incorporated herein by reference and made a part hereof. Benefits to be provided hereunder will be provided solely under such Policy. All benefits are subject to the terms and conditions of the Policy.

                          ARTICLE VI. CLAIMS PROCEDURE

        Section 6.1 WRITTEN CLAIM FOR INSURED BENEFITS. No benefit shall be paid until the Insurer has received a claim for benefits that satisfies all requirements set forth in the applicable Summary Plan Description.

        Section 6.2 CLAIMS PROCEDURE FOR INSURED BENEFITS (POLICY CLAIMS). If there is no claims procedure under the applicable Summary Plan Description, the following shall apply: The Claims Administrator will process all claims for benefits in a timely manner (generally within 30 days) after receipt by the Claims Administrator. If necessary, and if the claimant is notified of the extension, the Claims Administrator may take an additional 45 days to review a claim for benefits. If the request for benefits is denied in whole or in part, the Claims Administrator shall notify the claimant in writing setting forth, in a manner calculated to be understood by the claimant, the specific reasons for denial; specific reference to the pertinent

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provisions of the Plan, the election form or other applicable documents upon which the denial is based; a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and an explanation of the provisions for review of the claim. If no decision is furnished as described above, the claim shall be deemed denied and the claimant may appeal the claim as described below.

        Section 6.3 REVIEW PROCEDURE. If there is no review procedure under the applicable Summary Plan Description, the following shall apply: Any Participant believing that a benefit to which he or she is entitled under the Plan has been improperly denied may file an appeal in writing with the Claims Administrator within 60 days after receipt of the notice denying the claim. A claimant who submits a timely written application for review shall be entitled to review any and all documents in possession of the Claims Administrator relevant to the claim and may submit issues and comments to the Claims Administrator in writing. Not later than 45 days (90 days if special circumstances exist) after receipt of a written application for review, the Claims Administrator shall give the claimant written notice of the decision on review, which written notice shall set forth, in a manner calculated to be understood by the claimant, specific reasons for its decision and specific references to the pertinent provisions of the Plan, the election form or other applicable documents.

                    ARTICLE VII. ADMINISTRATION AND FINANCES

        Section 7.1 NAMED FIDUCIARY. The Company and the Committee will be the "named fiduciaries" of the Plan as described in ERISA Section 402, and as such will have authority to control and manage the operation and administration of the Plan; provided, that, to the extent benefits under the Plan are fully-insured, the Insurer issuing such contract, and not the Company or Committee, will be the "named fiduciary."

        Section 7.2     COMMITTEE.

                (a) Except as provided in Section 7.1 with respect to insured benefits, the operation and administration of the Plan, the exclusive power and discretion to interpret the Plan, and the responsibility for carrying out the Plan's provisions are vested in the Committee and its designees. The Committee may establish rules for administration of the Plan and transaction of its business; provided, a majority of the members of the Committee at any time will constitute a quorum for the transaction of business and all resolutions or other actions taken by the Committee will be by vote of a majority of those present at a meeting of the Committee; or without a meeting by instrument in writing signed by a majority of the members of the Committee.

                (b) Any member of the Committee may resign by written notice to the Chief Executive Officer ("CEO") of the Company, and such resignation will become effective at delivery or at any later date specified therein. The CEO of the Company may remove a member of the Committee at any time by written notice to such member, and the removal will become effective at delivery or at any later date specified therein. In the event of a vacancy on the Committee, the vacancy will be filled by an individual selected by the CEO of the Company.

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

        Section 7.3 POWERS AND DUTIES OF THE COMMITTEE. In addition to powers and duties otherwise stated in the Plan, the Committee and its designees shall have such duties and powers as may be necessary to discharge its responsibilities under the Plan, including, but not limited to, the following:

                (a) To establish and enforce such written rules, regulations and procedures as it shall deem necessary or proper for the efficient operation and administration of the Plan;

                (b) To interpret and construe, in its sole discretion, the Plan, and to decide all questions of eligibility of any person to participate in the Plan or to receive benefits under it, and its interpretation thereof in good faith shall be final and conclusive;

                (c) To determine, in its sole discretion, the amount, manner and time of payment of benefits which shall be payable to any Participant, in accordance with the provisions of the Plan, and to determine the person or persons to whom such benefits shall be paid;

                (d) To authorize the payment of benefits and reasonable expenses for administering the Plan;

                (e) To prescribe written procedures to be followed in filing applications for benefits;

                (f) To prepare and distribute, in such manner as the Committee determines to be appropriate and consistent with applicable law, information describing or explaining the Plan;

                (g)     To decide all questions concerning the Plan;

                (h) To furnish the Participating Company, upon request, and government agencies as required, such reports with respect to the administration of the Plan as are reasonable and appropriate; and (i) To delegate its powers and duties pursuant to Section 7.5.

In the exercise of all of its functions, the Committee shall act in an impartial and nondiscriminatory manner.

        Section 7.4 COMMITTEE ACTIONS. The decisions of the Committee as to interpretation and application of the Plan shall be final. A written certification of acts and directives of the Committee with regard to the Plan shall constitute complete proof to third parties dealing with the Committee of the authenticity of such acts and directives.

        Section 7.5 DELEGATION OF DUTIES. For purposes of operation and administration of the Plan, the Committee may:

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                (a)     Appoint one or more other committees or subcommittees
        whose members need not be members of the Committee, and determine their powers;

                (b)     Employ legal or other counsel and agents;

                (c) Obtain clerical, accounting, claims administration and actuarial assistance;

                (d) Authorize one or more Committee members or any agent to execute or to deliver any written instructions, requisitions, orders, notices or any other instruments, or to make payments on its behalf;

                (e) Allocate its fiduciary responsibilities among the members of the Committee; and

                (f) Delegate its fiduciary responsibilities to persons other than members of the Committee.

        Section 7.6 PLAN RECORDS. The Committee shall maintain, or cause to be maintained, appropriate accounts and records relating to the operation and administration of the Plan and shall keep records of all allocations and delegations of fiduciary responsibilities that the Committee makes, including terminations and modifications of such allocations and delegations.

        Section 7.7 COSTS. Except as provided to the contrary, the costs of administering the Plan shall be borne by the Participating Company.

        Section 7.8     INDEMNIFICATION.

                (a) To the extent permitted by law, the Company shall indemnify each Committee member or former member, and others to whom the Committee has duly delegated duties and authority pursuant to Section
        7.5 who are either employees, officers, or directors of the Company against any and all claims, losses, damages, expenses, and liabilities, including (without limitation) attorneys' fees, arising from their responsibilities in connection with the Plan which are not covered by insurance (without recourse) paid for by the Company or the Plan or both, unless due to willful misconduct; provided, however, this provision shall not be construed to limit any other indemnity protection afforded by the Company to any such Committee member or former member or others to whom the Committee has duly delegated duties and authority pursuant to Section 7.5.

                (b) Promptly after receipt by an indemnified party under this Section 7.8 of notice of the commencement of any action, such indemnified party shall notify the Committee of the commencement thereof.

                    ARTICLE VIII. AMENDMENTS AND TERMINATION

        Section 8.1 AMENDMENTS. The Company shall have the right at any time and from time to time, by action of the Board or if the Board so delegates, by action of the Committee, to amend the Plan, in full or in part, including changing eligibility requirements and the amount of any Participant contributions, such amendment to be effective at the time stated therein. The Board has delegated to the Committee the authority to amend the Plan. Any action by the Board or Committee may be retroactive or prospective; provided, no amendment, modification or other change shall alter the terms of the Plan as applied to any claim incurred prior to the date of such amendment, modification or other change.

        Section 8.2 BENEFITS PROVIDED THROUGH THIRD PARTIES. In the case of any benefit provided pursuant to an insurance policy or other contract with a third party, the Company may amend the Plan by changing insurers, policies, or contracts without changing the language of the Plan, provided that copies of the contracts or policies are filed with the Plan documents and the Participants are informed of the effects of any changes.

        Section 8.3 TERMINATION. The Company expects the Plan to remain in force, but necessarily must, and hereby does, reserve the right to terminate the Plan at any time by action of the Board effective as of the date specified by the Board. Upon termination of the Plan, neither the Company nor any of its respective officers, directors or employees shall have any further financial obligations under the Plan beyond paying the claims incurred (so long as such claims are filed within 90 days of the date the Plan is terminated) and expenses of the Plan incurred through the 90-day period in which claims may be filed. Upon termination of the Plan, if so permitted under the terms of the Policies, Participants may continue to receive long-term care coverage by paying any required premium directly to the Insurer.

        Section 8.4 ACTION IN WRITING. Any action taken by the Board or the Committee under the Plan shall be reflected in writing and executed by any person or persons duly authorized to take such action.

        Section 8.5 CONSTRUCTION. Nothing in the Plan, or any other document describing, interpreting or relating to the Plan shall be construed to provide vested, nonforfeitable, nonterminable or nonchangeable benefits or rights thereto. No communication, written or oral, may modify, supersede or void the written terms of the Plan unless such communication constitutes a valid amendment of the Plan executed by the Board or the Committee, as applicable.

        Section 8.6     ADOPTION OF THE PLAN BY A PARTICIPATING COMPANY

                (a) PROCEDURES FOR ADOPTION. Any Affiliate of the Company may become a Participating Company and commence participation in the Plan, subject to the provisions of this subsection. In order for a company to become a Participating Company, the Committee must designate the company as a Participating Company and specify the effective date of such designation by action of an authorized member of the Committee. The Committee may also specify such terms and conditions pertaining to the adoption of the Plan by the Participating Company as it deems appropriate. The name of each Participating Company, along with the effective date of its participation, shall be recorded on Appendix A hereto, which shall be appropriately modified each time a Participating Company is added or deleted.

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

                (b) AUTHORITY UNDER PLAN. As long as an Affiliate's designation as a Participating Company remains in effect, the Affiliate shall be bound by, and subject to, all provisions of the Plan. The exclusive authority to amend the Plan shall be vested in the Company, acting through the Board, the Committee or an authorized officer of the Company, and no other Participating Company shall have the right to amend the Plan. Any amendment to the Plan adopted by the Company will be binding upon every Participating Company without further action by such Participating Company.

                (c) PROCEDURE FOR WITHDRAWAL FROM OR TERMINATION OF PARTICIPATION. The Company (by action of an authorized officer of the Company) or the Committee may terminate the designation of a Participating Company, effective as of any date, by amendment of Appendix A to the Plan. A Participating Company may withdraw from participation in the Plan, provided such action is communicated in writing to the Company and approved by the Company by action of its authorized officer. The withdrawal of a Participating Company from the Plan shall be effective as stated in the notice of withdrawal which is received by the Company, unless the Company consents to a different effective date by action of its authorized officer.

                (d) EFFECT OF WITHDRAWAL FROM PLAN. Any Participating Company which ceases to be a Participating Company shall be liable for all costs and liabilities (whether imposed under the terms of the Plan, the Code or ERISA) accrued through the effective date of its withdrawal or termination, including such liabilities for incurred but unreported claims as the Plan Administrator may establish.

                (e) AUTOMATIC WITHDRAWAL. A Participating Company's participation will automatically cease if it is no longer an Affiliate.

                           ARTICLE IX. MISCELLANEOUS

        Section 9.1 NO GUARANTY OF EMPLOYMENT. The adoption and maintenance of the Plan shall not be deemed to be a contract of employment between the Participating Company and any Eligible Employee. Nothing contained herein shall give any Participant the right to be retained in the employ of the Participating Company or to interfere with the right of the Participating Company to discharge any Eligible Employee at any time nor shall it give the Participating Company the right to require any Eligible Employee to remain in its employ or to interfere with the Eligible Employee's right to terminate his or her employment at any time.

        Section 9.2 LIMITATION ON LIABILITY. The Participating Company does not guarantee benefits payable under any Policy, and any benefits payable thereunder shall be the exclusive responsibility of the Insurer that is obligated under the Policy.

        Section 9.3 NONALIENATION. No benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, levy, attachment, or encumbrance of any kind by any Participant or beneficiary.

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

        Section 9.4 APPLICABLE LAW. The Plan and all rights under it shall be governed by and construed according to the laws of the State of Georgia, except to the extent those laws are preempted by the laws of the United States of America.

        Section 9.5 BENEFITS PROVIDED THROUGH INSURER. In the case of any benefit provided under a fully-insured Policy, if there is any conflict or inconsistency between the description of benefits contained in the Plan and the Policy, the terms of the Policy shall control.

        Section 9.6 CAPTIONS. Article and section headings and captions are provided for purposes of reference and convenience only and shall not be relied upon in any way to construe, define, modify, limit, or extend the scope of any provision of the Plan.

        IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer.

                                           INTERFACE, INC.


                                           By:  /s/ Raymond S. Willoch
                                                -----------------------------
                                           Its: Senior Vice President
                                                -----------------------------




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                                   APPENDIX A
                             PARTICIPATING COMPANIES


NAME                                                        EFFECTIVE DATE

Interface, Inc.                                             January 1, 2006
InterfaceFlor, Inc.                                         January 1, 2006
Bentley Prince Street, Inc.                                 January 1, 2006
Interface Flooring Systems, Inc.                            January 1, 2006
Interface Research Corporation                              January 1, 2006
Pandel, Inc.                                                January 1, 2006
Re:Source Americas Enterprises, Inc.                        January 1, 2006
Interface Americas, Inc.                                    January 1, 2006
Interface Fabrics, Inc.                                     January 1, 2006
Interface Fabrics Guilford, Inc.                            January 1, 2006
Interface Teknit, Inc.                                      January 1, 2006
Interface Fabrics Finishing, Inc.                           January 1, 2006
Interface Fabrics Elkin, Inc.                               January 1, 2006
Interface Fabrics Marketing, Inc.                           January 1, 2006
Strategic Flooring Services, Inc.                           January 1, 2006

                                 INTERFACE, INC.

                          LONG-TERM CARE INSURANCE PLAN
                            SUMMARY PLAN DESCRIPTION

                                       FOR
                                TIER 1 EMPLOYEES








                                                       Effective January 1, 2006

                                TABLE OF CONTENTS

                                                                            PAGE

WHAT IS THE PURPOSE OF THE PLAN?...............................................1

WHEN AM I ELIGIBLE FOR COVERAGE?...............................................1

WHAT ARE THE BENEFITS UNDER THE PLAN?..........................................1

  UNUM PROVIDENT COVERAGE......................................................2

  LINCOLN LIFE INDIVIDUAL BENEFIT..............................................3

WHAT IS THE SOURCE OF FUNDING FOR THE PLAN?....................................3

WHAT IS THE COST OF THE PLAN TO ME?............................................3

WHEN DOES MY PARTICIPATION IN THE PLAN END?....................................3

WHAT IS THE CLAIMS PROCEDURE FOR BENEFITS UNDER THE PLAN?......................4

WHAT IF MY CLAIM IS DENIED?....................................................5

HOW DO I APPEAL A DENIED CLAIM?................................................6

MAY THE COMPANY AMEND OR TERMINATE THE PLAN?...................................6

WHO IS THE PLAN SPONSOR?.......................................................7

WHO IS THE PLAN ADMINISTRATOR?.................................................7

WHO ARE THE CLAIMS ADMINISTRATORS?.............................................7

WHAT IS THE PLAN YEAR?.........................................................8

WHAT IS THE TYPE OF PLAN ADMINISTRATION?.......................................8

WHAT IS THE FUNDING MEDIUM OF THE PLAN?........................................8

WHAT ARE THE PLAN NAME, PLAN NUMBER AND EMPLOYER IDENTIFICATION NUMBER?........8

WHO IS THE AGENT FOR SERVICE OF LEGAL PROCESS?.................................8

WHAT ARE MY RIGHTS UNDER ERISA?................................................8

  Receive Information About Your Plan and Benefits.............................9

  Prudent Actions by Plan Fiduciaries..........................................9

  Enforce Your Rights..........................................................9

  Assistance With Your Questions..............................................10

WHAT IF I NEED MORE INFORMATION?..............................................10

                  INTERFACE, INC. LONG-TERM CARE INSURANCE PLAN
                            SUMMARY PLAN DESCRIPTION
                              FOR TIER 1 EMPLOYEES

This document supplements the policy(ies) from UNUM Provident and, if applicable, from Lincoln Benefit Life Company (collectively, the "Policies") and is intended to explain Interface, Inc.'s Long-Term Care Insurance Plan (the "Plan") in a manner that you can easily understand. Together, this document and the Policies comprise the Summary Plan Description for the Plan. UNUM Provident and Lincoln Benefit Life Company are referred to as the "Claims Administrators" in this document. If you have any questions after reading this Summary Plan Description, please call the Corporate Director of Benefits and Compensation at 770-437-6800. This Summary Plan Description describes benefits for your class of participants. Other classes of participants who receive benefits under the Plan are employees of Interface, Inc. (the "Company") and its subsidiaries who are classified as Tier 2 and Tier 3 employees by the Long-Term Care Administrative Committee.

WHAT IS THE PURPOSE OF THE PLAN?

To provide qualified long-term care insurance policies to you and, if you desire, your spouse. These policies are intended to be qualified long-term care insurance contracts as defined under section 7720B(b) of the Internal Revenue Code of 1986, as amended.

WHEN AM I ELIGIBLE FOR COVERAGE?

You are eligible to participate in the Plan if you are designated as a "Tier 1" employee by the Long-Term Care Administrative Committee.

A monthly benefit will become payable once all of the requirements described in the Policies are met.

WHAT ARE THE BENEFITS UNDER THE PLAN?

The Plan is designed to provide long-term care benefits for you (and your spouse, if you so elect and your spouse qualifies). Long-term care benefits are paid for many different types of care and support for people who need assistance with basic "Activities of Daily Living" for an extended period due to an accident, illness, or other chronic condition. These services may be provided in a variety of settings, including a person's home, an assisted living facility, or in a nursing home. Benefits covered by the Plan include treatment, rehabilitation, and maintenance or personal care services. The Policies pay an indemnity benefit, meaning that you receive the full daily benefit, regardless of actual expenses.

The Plan provides long-term care benefits through the following two insurance policies:

        1)      UNUM PROVIDENT-INSURED COVERAGE

                o       A plan with a maximum benefit amount of $432,000, or

                o A plan with unlimited benefits (subject to daily benefit amounts, as described in more detail below), provided that you meet the medical underwriting standard.

        2) LINCOLN BENEFIT LIFE-INSURED COVERAGE (provided you meet the medical underwriting standard).

                This coverage is an individual insurance contract that provides long-term care benefits in addition to the benefits provided by UNUM. This contract also has a 10-year pay design - once the premiums have been paid for 10 years, the contract will be considered "paid up" and no additional premium will be due for the lifetime of the insured.

                Both of these coverages are fully-insured insurance policies and are portable. That is, if you leave the Company, you can continue to maintain your coverages, if you pay the applicable premiums for these policies. While your long-term care insurance policies describe in detail the long-term care benefits you may receive, the following is a brief summary of these benefits:

UNUM PROVIDENT COVERAGE

BENEFIT INFORMATION

BENEFIT                          DAILY BENEFIT AMOUNT         MAXIMUM AMOUNT

Nursing Care:                          $200/day*                 $432,000**

Assisted Living Facility:              $120/day*                 $432,000**

Home Care:                             $100/day*                 $432,000**

*  Benefits will be paid on a 30 day month.
**$432,000 is the combined Maximum Amount for Nursing Care, Assisted Living Facility and Home Care. If you qualify and elect additional coverage, the Maximum Amount is unlimited.

This coverage pays benefits for a six-year period (or an unlimited duration if you qualify and elect the additional coverage). In addition, the benefit maximums are adjusted for inflation on an annual basis at a rate of 5% simple interest per year (the annual increase is based on the original daily benefit), subject to a cap of two times the benefit maximums stated above. There is a 90-day "elimination period" before the benefits are paid under this coverage.

Please refer to the Policies for additional details about the long-term care insurance available from UNUM Provident.

LINCOLN BENEFIT COVERAGE

BENEFIT INFORMATION

BENEFIT                          DAILY BENEFIT AMOUNT         MAXIMUM AMOUNT

Nursing Care:                          $150/day                  Unlimited

Community Care:                        $150/day                  Unlimited

Home Care:                             $150/day                  Unlimited

There is no maximum lifetime benefit amount under this Policy. This coverage pays for benefits for an unlimited duration with no cap on the aggregate amount paid. In addition, the benefit maximums are adjusted annually for inflation at a rate of 5%, compounded annually (the increase is 5% of the previous year's benefit). There is a 60-day "elimination period" before benefits are paid under this coverage.

You must meet the medical underwriting standard to be eligible for this coverage. Please refer to the Policies for additional details about the long-term care insurance available from Lincoln Life.

WHAT IS THE SOURCE OF FUNDING FOR THE PLAN?

The Plan is funded through qualified long-term care insurance policies. The policies for employees are paid for by Company contributions. You will also have the option to obtain coverage for your qualifying spouse at your expense.

WHAT IS THE COST OF THE PLAN TO ME?

The Company pays the entire cost of the Plan for employees. If you decide to obtain coverage for your spouse, you will pay for the premiums for your spouse through after-tax payroll deductions.

WHEN DOES MY PARTICIPATION IN THE PLAN END?

Your participation in the Plan will terminate on the earliest of:

        (a) the end of the period for which required premiums were last paid for your coverage;

        (b)     the date your election to participate terminates; or

        (c) the last day that you are employed by the Company as an employee.

Also, if the Plan is terminated, all employees' participation in the Plan will cease on the date of termination. However, claims will continue to be paid under the terms of the Plan or as required by law. As mentioned above, the benefits under the Plan are provided through fully-insured insurance policies, and are portable. That is, if you leave the Company or the Plan is terminated, you can continue to maintain your coverages, if you pay the applicable premiums for these policies.

WHAT IS THE CLAIMS PROCEDURE FOR BENEFITS UNDER THE PLAN?

You must give the Claims Administrator written notice of claim within thirty
(30) days of the date you become disabled. If it is not possible for you to give the Claims Administrator notice within this time period, it must be given as soon as reasonably possible. If you do not have a "long-term care notice of claim form," you can get one from the Plan Administrator or your policy representative. You can also notify the Claims Administrator in writing that you want to make a claim. The notice must give the Claims Administrator sufficient information to identify you. If you do not receive the form from the Claims Administrator within 15 days for UNUM claims (10 days for Lincoln claims) after writing, send the Claims Administrator proof of the claim without the form.

You must send the Claims Administrator proof of claim for long term care payments no later than 90 days after the date you become disabled. If you cannot send the Claims Administrator proof within this 90-day period, you must send the Claims Administrator proof as soon as it is reasonably possible to do so, but in no event more than one year for UNUM claims (15 months for Lincoln claims) after the time this proof is required.

Your proof of claim must include:

        o       the date your disability occurred;

        o       the cause of your disability;

        o       the extent of your disability;

        o certification by a physician that you are unable to perform (without substantial assistance from another individual) two or more activities of daily living ("ADLs") for at least 90 days, or that you require substantial supervision by another individual to protect yourself and others from threats to health and safety due to severe cognitive impairment; ADLs are defined as:

                o BATHING - washing oneself by sponge bath; or either a tub or shower, including the task of getting in or out of the tub or shower with or without equipment or adaptive devices;
                o DRESSING - putting on and taking off all items of clothing and necessary braces, fasteners, or artificial limbs;
                o TOILETING - getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene;
                o TRANSFERRING - moving into or out of a bed, chair, or wheelchair with or without equipment such as canes, quad canes, walkers, crutches or grab bars, or other supportive devices including mechanical or motorized devices;

                o CONTINENCE - the ability to maintain control of bowel or bladder function; or, when unable to maintain control of bowel or bladder functions, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag); and
                o EATING - feeding oneself by getting food into the body from a receptacle (such as a plate, cup, or table) or by a feeding tube or intravenously.

        o your written plan of care, developed by a licensed health care practitioner; and

        o       such other proof as the Claims Administrator may deem necessary.

You must give the Claims Administrator proof of continued disability at intervals requested by the Claims Administrator. Such proof must be given within 30 days of the Claims Administrator's request. If it is not possible for you to give the Claims Administrator proof of continued disability within this 30-day period, it must be given as soon as possible. However, proof of continued disability must be given no later than one year after the time proof is otherwise requested. Claims for a professional home care services monthly benefit must also include proof of the number of days these services were provided to you. The Claims Administrator may also require a claims assessment as part of the proof of claim. A claims assessment means a review done by the Claims Administrator or its designated representative to help in evaluating the disability. It may include a face-to-face interview with you at a location selected by the Claims Administrator or its designated representative.

You must fill out a long-term care claim form and send it to the Claims Administrator. The claim form must be submitted when all information is available. After you have filed a claim, the Claims Administrator may also require you to be examined by a physician or other medical practitioner of the Claims Administrator's choice. The Claims Administrator will pay for the examination. The Claims Administrator can require an examination as often as it is reasonable to do so. The Claims Administrator may require you or your authorized representative to give authorization to obtain additional medical and nonmedical information as part of the proof of claim.

You or your authorized representative may not start legal action on your claim before 60 days after proof of loss has been given to the Claims Administrator or more than 3 years from the time proof of loss was required.

The Claims Administrator has the right to recover any overpayments made because of any error the Claims Administrator makes in processing your claim.

WHAT IF MY CLAIM IS DENIED?

In the event that your claim is denied, either in full or in part, the Claims Administrator will notify you in writing within 90 days after your UNUM claim form was filed. (The Claims Administrator will notify you within 15 days after your Lincoln claim form was filed. Interest equal to 18% per annum on the benefits due will be paid if Lincoln does not comply with this provision.) Under special circumstances, the Claims Administrator is allowed an additional period of not more than 90 days (180 days in total) within which to notify you of its decision. If such an extension is required, you will receive a written notice from the Claims Administrator indicating the reason for the delay and the date you may expect a final decision. The Claim Administrator's notice of denial shall include the following:

        1.      The specific reason(s) for the adverse determination;

        2. Reference to the specific Plan provision(s) on which the denial is based;

        3. A description of any additional material or information necessary for the participant to perfect the claim and an explanation of why such material or information is necessary; and

        4. An explanation of the Plan's claim review procedure describing the steps to be taken by a participant who wishes to submit his or her claim for review.

Please note that if the Claims Administrator does not respond to your claim within the time limits set forth above, you should automatically assume that your claim has been denied and you should begin the appeal process at that time.

HOW DO I APPEAL A DENIED CLAIM?

If you or your authorized representative appeal a denied claim, it must be submitted within 90 days after you receive the Claim Administrator's notice of denial.

You have the right to:

        1.      submit a request for review, in writing, to the Claims
                Administrator;

        2.      review pertinent documents; and

        3.      submit issues and comments in writing to the Claims
                Administrator.

The Claims Administrator will make a full and fair review of the claim and may require additional documents as it deems necessary or desirable in making such a review. A final decision on the review shall be made not later than 60 days for UNUM claims (30 days for Lincoln claims) following receipt of the written request for review. If special circumstances require an extension of time for processing, you will be notified of the reasons for the extension, and a decision shall be made not later than 120 days following receipt of the request for review. The final decision on review shall be furnished in writing and shall include the reasons for the decision with reference, again, to those Plan provisions upon which the final decision is based.

MAY THE COMPANY AMEND OR TERMINATE THE PLAN?

Although the Company intends to continue the Plan, it reserves the right to amend or discontinue the Plan at any time. If the Plan is terminated, all of your rights under the Plan will immediately end

(except for claims that arise prior to termination and which are specifically covered under the applicable policy upon termination). However, as mentioned above, the benefits under the Plan are provided through fully-insured insurance policies, and are portable. That is, if you leave the Company or the Plan is terminated, you can continue to maintain your coverages, if you pay the applicable premiums for these policies.

The Plan is a program established and maintained by the Company for the exclusive benefit of employees and their spouses. However, the Plan is not an employment contract between the Company and any employee and does not affect the right of the Company to conduct its business affairs, including laying off or terminating the employment of any employee.

WHO IS THE PLAN SPONSOR?

Interface, Inc.
Attention: Long-Term Care Administrative Committee
2859 Paces Ferry Road
Atlanta, Georgia 30339

WHO IS THE PLAN ADMINISTRATOR?

Interface, Inc.
Attention: Long-Term Care Administrative Committee
2859 Paces Ferry Road
Atlanta, Georgia 30339

Interface, Inc. is the Plan Administrator and named fiduciary of the Plan, with authority to delegate its duties. Interface has delegated its duties for claims administration to the Claims Administrators, who are named fiduciaries of the Plan.

WHO ARE THE CLAIMS ADMINISTRATORS?

UNUM Life Insurance Company of America is the Claims Administrator for the benefits insured by UNUM Life Insurance Company of America.

UNUM Life Insurance Company of America
2211 Congress Street
Portland, ME 04122
Claims: (800)693-4988
Customer Service: (800)227-4165

Lincoln Benefit Life Company is the Claims Administrator for the benefits insured by Lincoln Benefit Life Company.

Lincoln Benefit Life Company
Home Office:  Lincoln, Nebraska
Long-Term Care Administrative Office
P.O. Box 4243
Woodland Hills, CA 91365-4243
(888)503-8110

WHAT IS THE PLAN YEAR?

The Plan is administered on a calendar year basis.

WHAT IS THE TYPE OF PLAN ADMINISTRATION?

Benefits are provided through insurance policies issued by the Claims Administrators. As the Plan Administrator, the Company has the discretionary authority to interpret and construe any terms of the Plan, to make eligibility determinations, and to delegate any determinations. The Company has delegated certain of its authority to the Claims Administrators. The Company's role under the Plan is limited to determining eligibility to participate and administer premium payments. The Claims Administrators serve as the named claims fiduciaries. Claims for benefits are sent to the Claims Administrators. The Claims Administrators, not the Company, are responsible for determining the amount of any benefits payable under the Policies.

WHAT IS THE FUNDING MEDIUM OF THE PLAN?

The Plan is a fully-insured long-term care insurance plan consisting of group and individual policies issued to participants. The Claims Administrators provide all benefits.

WHAT ARE THE PLAN NAME, PLAN NUMBER AND EMPLOYER IDENTIFICATION NUMBER?

The Plan Name is Interface, Inc. Long-Term Care Insurance Plan. The Plan Number is 515. The Employer Identification Number is 58-1451243.

WHO IS THE AGENT FOR SERVICE OF LEGAL PROCESS?

Interface, Inc.
Attention: General Counsel
2859 Paces Ferry Road
Atlanta, Georgia 30339

WHAT ARE MY RIGHTS UNDER ERISA?

As a participant in the Plan, you are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan participants shall be entitled to:

RECEIVE INFORMATION ABOUT YOUR PLAN AND BENEFITS

        o Examine, without charge, at the Plan Administrator's office and at other specified locations, all documents governing the Plan, including insurance contracts, and a copy of the latest annual report (Form 5500 Series) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

        o Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan, including insurance contracts, and copies of the latest annual report (Form 5500 Series) and updated summary plan description. The Plan Administrator may make a reasonable charge for the copies.

        o Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.

PRUDENT ACTIONS BY PLAN FIDUCIARIES

In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your Plan, called fiduciaries of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your rights under ERISA.

ENFORCE YOUR RIGHTS

If your claim for a benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of plan documents or the latest annual report from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.

If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees if, for example, it finds your claim is frivolous.

ASSISTANCE WITH YOUR QUESTIONS

If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

WHAT IF I NEED MORE INFORMATION?

If you have questions about eligibility to participate or general questions about the Plan, please contact the Plan Administrator. If you have questions about eligibility for or the amount of any benefit payable under the policy, please contact the Claims Administrators. If you did not receive copies of the Policies or need another copy of the Policies or this document, please contact the Corporate Director of Benefits and Compensation at 770-437-6800.

THIS BOOKLET AND THE POLICIES ARE THE SUMMARY PLAN DESCRIPTION AND ARE INCORPORATED INTO THE FORMAL PLAN DOCUMENT. COLLECTIVELY, THE DOCUMENTS CONTROL THE OPERATION OF THIS BENEFIT. IF THERE IS A CONFLICT BETWEEN THIS DOCUMENT AND THE POLICIES, THE POLICIES CONTROL. IF YOU WOULD LIKE A COPY OF THE FORMAL PLAN DOCUMENT, PLEASE CONTACT THE CORPORATE DIRECTOR OF BENEFITS AND COMPENSATION AT 770-437-6800.




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